Service Agreement No. 43827 Revision No. 3 FTS-1 SERVICE AGREEMENT THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GULF TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Third Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue in full force and effect until October 31, 2020. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's Regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay the charges and furnish the Retainage as described in the above- referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); and (f) production and/or reserves committed by the Shipper. Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., Stanton Division, 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): FTS-1 No. 43827, Revision No. 2.

DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015

Primary Receipt Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 2700010 CGT-RAYNE 860 1/1 - 12/31 Primary Delivery Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 801 GULF-LEACH 860 1/1 - 12/31 Transportation Demand Begin Date End Date Transportation Demand Dth/day Recurrence Interval November 1, 2015 October 31, 2020 860 1/1 - 12/31 Appendix A to Service Agreement No. 43827 Under Rate Schedule FTS-1 between Columbia Gulf Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc., Stanton Division ("Shipper") Revision No. 3

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points. Transporter and Shipper have mutually agreed to the following maximum or minimum pressure commitments: _____ Yes __X__ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 33 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4. DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015

Service Agreement No. 43828 Revision No. 3 FTS-1 SERVICE AGREEMENT THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GULF TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Third Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue in full force and effect until October 31, 2020. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's Regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay the charges and furnish the Retainage as described in the above- referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); and (f) production and/or reserves committed by the Shipper. Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., Cumberland Division, 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): FTS-1 No. 43828, Revision No. 2.

DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015

Primary Receipt Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 2700010 CGT-RAYNE 1,836 1/1 - 12/31 Primary Delivery Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 801 GULF-LEACH 1,836 1/1 - 12/31 Transportation Demand Begin Date End Date Transportation Demand Dth/day Recurrence Interval November 1, 2015 October 31, 2020 1,836 1/1 - 12/31 Appendix A to Service Agreement No. 43828 Under Rate Schedule FTS-1 between Columbia Gulf Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc., Cumberland Division ("Shipper") Revision No. 3

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points. Transporter and Shipper have mutually agreed to the following maximum or minimum pressure commitments: _____ Yes __X__ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 33 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4. DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015

Service Agreement No. 43829 Revision No. 3 FTS-1 SERVICE AGREEMENT THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GULF TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC. ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Third Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue in full force and effect until October 31, 2020. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's Regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay the charges and furnish the Retainage as described in the above- referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); and (f) production and/or reserves committed by the Shipper. Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): FTS-1 No. 43829, Revision No. 2.

DELTA NATURAL GAS COMPANY, INC. COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015

Primary Receipt Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 2700010 CGT-RAYNE 1,682 1/1 - 12/31 Primary Delivery Points Begin Date End Date Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Recurrence Interval November 1, 2015 October 31, 2020 801 GULF-LEACH 1,682 1/1 - 12/31 Transportation Demand Begin Date End Date Transportation Demand Dth/day Recurrence Interval November 1, 2015 October 31, 2020 1,682 1/1 - 12/31 Appendix A to Service Agreement No. 43829 Under Rate Schedule FTS-1 between Columbia Gulf Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc. ("Shipper") Revision No. 3

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points. Transporter and Shipper have mutually agreed to the following maximum or minimum pressure commitments: _____ Yes __X__ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 33 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4. DELTA NATURAL GAS COMPANY, INC. COLUMBIA GULF TRANSMISSION, LLC By Brian Ramsey By Edgar Trillo Title Vice President-Trans&Gas Supply Title Director Date October 29, 2015 Date October 19, 2015